Exhibit 10.1

THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT

AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS

THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) made as of this 9th day of August, 2013, by and among CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (“REIT”), HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company (“HC-2501”), DC-19675 W. TEN MILE, LLC, a Delaware limited liability company (“DC-19675”), DC-1221 COIT ROAD, LLC, a Delaware limited liability company (“DC-1221”), DC-5000 BOWEN ROAD, LLC, a Delaware limited liability company (“DC-5000”), HC-8451 PEARL STREET, LLC, a Delaware limited liability company (“HC-8451”), HC-17322 RED OAK DRIVE, LLC, a Delaware limited liability company (“HC-17322”), GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership (“GWI”), HC-1940 TOWN PARK BOULEVARD, LLC, a Delaware limited liability company (“HC-1940”); DC-5150 MCCRIMMON PARKWAY, LLC, a Delaware limited liability company (“DC-5150”), DC-15 SHATTUCK ROAD, LLC, a Delaware limited liability company (“DC-15”), HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership (“HC-239 Owner”) HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC, a Delaware limited liability company (“HC-239 General Partner”), HC-2257 KARISA DRIVE, LLC, a Delaware limited liability company (“HC-2257”), DC-2 CHRISTIE HEIGHTS, LLC, a Delaware limited liability company (“DC-2”) and HC-3873 N. PARKVIEW DRIVE, LLC, a Delaware limited liability company (“HC-3873”; REIT, HC-2501, DC-19675, DC-1221, DC-5000, HC-8451, HC-17322, GWI, HC-1940, DC-5150, DC-15, HC-239 Owner, HC-239 General Partner, HC-2257, DC-2 and HC-3873 are hereinafter collectively referred to as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower and KeyBank, individually and as Agent, entered into that certain First Amended and Restated Credit Agreement dated as of November 19, 2012, as amended by that certain First Amendment to First Amended and Restated Credit Agreement and Amendment to Unconditional Guaranty of Payment and Performance dated as of March 15, 2013 (the “First Amendment to Loan Documents”) and that certain Second Amendment to First Amended and Restated Credit Agreement dated as of June 11, 2013 (as may be further modified or amended from time to time, the “Credit Agreement”); and

WHEREAS, REIT and HC-2501 executed and delivered to Agent and the Lenders that certain Unconditional Guaranty of Payment and Performance dated as of March 30, 2012, as amended by that certain First Amendment to Unconditional Guaranty of Payment and Performance executed by REIT, HC-2501 and DC-19675 dated as of June 29, 2012, that certain Second Amendment to Unconditional Guaranty of Payment and Performance executed by REIT, HC-2501 and DC-19675 dated as of July 19, 2012 and that certain Omnibus Amendment of

Loan Documents executed by Borrower, REIT, HC-2501, DC-19675, HC-8451, DC-5000 and DC-1221 dated as of November 19, 2012, as ratified by that certain Ratification of Unconditional Guaranty of Payment and Performance dated as of November 19, 2012 by REIT, HC-2501, DC-19675, DC-1221, DC-5000 and HC-8451, and as modified by that certain First Amendment to Loan Documents (as may be further modified, amended, or ratified from time to time, the “Guaranty”); and

WHEREAS, Borrower, REIT and HC-2501 executed and delivered to Agent and the Lenders that certain Indemnity Agreement Regarding Hazardous Materials dated as of March 30, 2012, as amended by that certain Omnibus Amendment of Loan Documents executed by Borrower, REIT, HC-2501, DC-19675, HC-8451, DC-5000 and DC-1221 dated as of November 19, 2012 (as modified or amended from time to time, the “Indemnity Agreement”); and

WHEREAS, Borrower executed and delivered to Agent and the Lenders that certain Assignment of Hedge Agreement dated as of November 19, 2012, as amended by that certain First Amendment to Assignment of Hedge Agreement between Borrower and Agent dated as of March 15, 2013 (as modified or amended from time to time, the “Hedge Assignment”); and

WHEREAS, Borrower and the Subsidiary Guarantors entered into to that certain First Amended and Restated Cash Collateral Account and Control Agreement dated as of November 19, 2012 with KeyBank National Association, in its capacities as administrative agent and as depository bank (as modified or amended from time to time, the “Cash Collateral Agreement”); and

WHEREAS, DC-19675 executed that certain Joinder Agreement dated as of May 25, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, DC-1221 executed that certain Joinder Agreement dated as of August 16, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, DC-5000 executed that certain Joinder Agreement dated as of August 16, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-8451 executed that certain Joinder Agreement dated as of September 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-17322 executed that certain Joinder Agreement dated as of November 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, GWI executed that certain Joinder Agreement dated as of December 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-1940 executed that certain Joinder Agreement dated as of December 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, DC-5150 executed that certain Joinder Agreement dated as of March 21, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, DC-15 executed that certain Joinder Agreement dated as of March 28, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-239 Owner executed that certain Joinder Agreement dated as of June 6, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-239 General Partner executed that certain Joinder Agreement dated as of June 6, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-2257 executed that certain Joinder Agreement dated as of June 24, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, DC-2 executed that certain Joinder Agreement dated as of July 26, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, HC-3873 executed that certain Joinder Agreement dated as of July 31, 2013, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Indemnity Agreement; and

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement, Guaranty and other Loan Documents; and

WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:

(a) By inserting the following definition in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Tenant EBITDA” means for any period, an amount equal to (a) net income determined in accordance with GAAP, plus (b) the sum of the following to the extent deducted in the calculation of net income: (i) interest expenses; (ii) income taxes; (iii) depreciation; (iv) amortization and (v) for any senior housing facilities (memory care facilities, assisted living facilities, independent living facilities, and skilled nursing facilities), the actual property management expenses of such Medical Asset, minus (c) for any senior housing facilities (memory care facilities, assisted living facilities, independent living facilities, and skilled nursing facilities), an amount equal to the greater of (i) actual property management expenses of such Medical Asset, or (ii) five percent (5.0%) of the gross revenues from such Medical Asset, minus (d) the applicable capital reserve for such type of Medical Asset contemplated by subparts (i)-(iv) within the definition of “Medical Properties Capital Reserve” in §1.1 of this Agreement.”

(b) By modifying the definition of “Applicable Margin” appearing in §1.1 of the Credit Agreement by deleting in its entirety the table which appears in the second paragraph of such definition, and inserting the following new table in lieu thereof:

Pricing Level	Ratio	LIBOR Rate Loans	Base Rate Loans

Pricing Level 1	Less than or equal to 35%	2.25%	1.00%
Pricing Level 2	Greater than 35% but less than 40%	2.50%	1.25%
Pricing Level 3	Greater than or equal to 40% but less than 45%	2.75%	1.50%
Pricing Level 4	Greater than or equal to 45%	3.00%	1.75%

(c) By modifying the definition of “Commitment Increase” appearing in §1.1 of the Credit Agreement by deleting the figure “$250,000,000.00” from such definition, and inserting in lieu thereof the figure “$350,000,000.00”.

(d) By deleting in its entirety the definition of “Debt Service Coverage Amount” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Debt Service Coverage Amount. At any time determined by Agent, an amount equal to the maximum principal loan amount amortized over a twenty-five (25) year period which, when bearing interest at a rate per annum equal to the greater of (i) the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus three hundred (300) basis points (3.0%) and (ii) seven percent (7.0%), would be payable by the annual principal and interest payment amount resulting from dividing Adjusted Net Operating Income from the Mortgaged Properties by 1.50. Attached hereto as Schedule 9 is an example of the calculation of Debt Service Coverage Amount (such example is meant only as an illustration based upon the assumptions set forth in such example, and shall not be interpreted so as to limit the Agent in its good faith determination of the Debt Service Coverage Amount hereunder). The determination of the Debt Service Coverage Amount and the components thereof by the Agent shall, so long as the same shall be determined in good faith, be conclusive and binding absent demonstrable error until such time as Borrower delivers the Compliance Certificate for the quarter ending.”

(e) By deleting in its entirety the definition of “EBITDAR” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“EBITDAR. The Tenant EBITDA of a Medical Property plus all base rent and additional rent due and payable by such tenants during the applicable period calculated either on an individual Medical Property or consolidated basis as determined by Agent.”

(f) By deleting in its entirety the definition of “Eligible Real Estate” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Eligible Real Estate. Real Estate which at all times satisfies the following requirements:

(i) which is wholly-owned in fee (or leased under a ground lease with at least thirty (30) years remaining on its term and otherwise acceptable to the Agent in its sole discretion) by the Borrower or a Subsidiary Guarantor;

(ii) which is located within the contiguous 48 States of the continental United States or the District of Columbia;

(iii) which is improved by an income-producing Data Center Asset or Medical Asset;

(iv) as to which all of the representations set forth in §6 of this Agreement concerning Mortgaged Property are true and correct;

(v) which shall have an initial lease term of at least seven (7) years remaining (if multi-tenant, then taking into account all Leases, an initial weighted average lease term of at least seven (7) years remaining) at the time of inclusion of such Real Estate in the Borrowing Base (other than Stonegate Center and the Data Center Assets presently leased to Catholic Health Initiatives in Richardson, Texas);

(vi) if a Medical Asset, which all Operators in such proposed Mortgaged Property shall have a ratio of (a) EBITDAR to (b) all base rent and additional rent due and payable by a tenant under any lease of a building and/or real estate during previous twelve (12) calendar months, of not less than (1) 1.15 to 1.00 for any memory care facilities, assisted living facilities, independent living facilities, (2) 1.25 to 1.00 for any medical office building, (3) 1.30 to 1.00 for any skilled nursing facilities, and (4) 1.40 to 1.00 for any other type of Medical Asset, unless otherwise approved by Agent in its sole discretion;

(vii) as to which (A) such proposed Mortgaged Property shall be in compliance in all material respects with all applicable Healthcare Laws, (B) the Borrower, Subsidiary Guarantor or Operator have all Primary Licenses, Permits and other Governmental Approvals necessary to own and operate such proposed Mortgaged Property, and (C) the Operators of such proposed Mortgaged Property shall be in material compliance with all requirements necessary for participation in any Medicare or Medicaid or other Third-Party Payor Programs to the extent they participate in such programs;

(viii) as to which the Agent has received and approved all Eligible Real Estate Qualification Documents, or will receive and approve them prior to inclusion of such Real Estate in the Borrowing Base; and

(ix) no tenant which leases ninety percent (90%) or more of the Net Rentable Area of such Real Estate (i) is in default of base rent or other material payment obligations under its respective Lease for more than seventy-five (75) days beyond the date upon which such payment obligations were due, or (ii) is subject to any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar debtor relief proceeding; and

(x) as to which, notwithstanding anything to the contrary contained herein, but subject to the last sentence of §5.3, the Agent or all of the Lenders or the Required Lenders have approved for inclusion in the Borrowing Base.”

(g) By deleting in its entirety the definition of “Medical Asset” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Medical Asset. Single or multi-tenant facilities consisting of medical office buildings, specialty hospitals, long-term acute care hospitals (LTACs), acute care hospitals, ambulatory surgery centers, diagnostic centers, health and wellness centers, integrated medical facilities, large physician clinics, imaging centers and senior housing facilities (memory care facilities, assisted living facilities, independent living facilities, and skilled nursing facilities).”

(h) By deleting in its entirety the definition of “Medical Properties Capital Reserve” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Medical Properties Capital Reserve. For any period and with respect to any of the Medical Properties, an amount equal to the sum of (i) $1,500 per bed for specialty hospitals, long-term acute care hospitals (LTACs) and acute care hospitals, plus (ii) $0.50 multiplied by the Net Rentable Areas of the Medical Properties consisting of medical office buildings, plus (iii) $0.75 multiplied by the Net Rentable Areas of the Medical Properties consisting of ambulatory surgery centers, diagnostic centers, integrated medical facilities and physicians clinics, plus (iv) $350 per bed for assisted living facilities and independent living facilities, plus (v) $500 per bed for senior housing facilities other than assisted living facilities and independent living facilities.”

(i) By modifying the definition of “Revolving Credit Loan or Loans” appearing in §1.1 of the Credit Agreement by deleting the figure “$37,500,000.00”, and inserting in lieu thereof the figure “$170,000,000.00”.

(j) By modifying the definition of “Revolving Credit Maturity Date” appearing in §1.1 of the Credit Agreement by deleting the date “November 16, 2015”, and inserting in lieu thereof the date “August 9, 2016”.

(k) By modifying the definition of “Term Loan or Term Loans” appearing in §1.1 of the Credit Agreement by deleting the figure “$37,500,000.00”, and inserting in lieu thereof the figure “$55,000,000.00”.

(l) By modifying the definition of “Term Loan Maturity Date” appearing in §1.1 of the Credit Agreement by deleting the date “November 16, 2016”, and inserting in lieu thereof the date “August 9, 2017”.

(m) By deleting in its entirety the definition of “Total Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. As of August 9, 2013, the Total Commitment is Two Hundred Twenty-Five Million and No/100 Dollars ($225,000,000.00). The Total Commitment may increase in accordance with §2.11.”

(n) By deleting in its entirety the definition of “Total Revolving Credit Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, as in effect from time to time. As of August 9, 2013, the Total Revolving Credit Commitment is One Hundred Seventy Million and No/100 Dollars ($170,000,000.00). The Total Revolving Credit Commitment may increase in accordance with §2.11.”

(o) By deleting in its entirety the definition of “Total Term Loan Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Total Term Loan Commitment. The sum of the Term Loan Commitments of the Term Loan Lenders, as in effect from time to time. As of August 9, 2013, the Total Term Loan Commitment is Fifty-Five Million Five Hundred Thousand and No/100 Dollars ($55,000,000.00). The Total Term Loan Commitment may increase in accordance with §2.11.”

(p) By deleting in its entirety §2.3 of the Credit Agreement, and inserting in lieu thereof the following:

“Facility Unused Fee. The Borrower agrees to pay to the Agent for the account of the Revolving Credit Lenders (other than a Defaulting Lender for such period of time as such Lender is a Defaulting Lender) in accordance with their respective Revolving Credit Commitment Percentages a facility unused fee calculated at the rate per annum as set forth below on the average daily amount by which the Total Revolving Credit Commitment exceeds the outstanding principal amount of Revolving Credit Loans, Letter of Credit Liabilities and Swing Loans, during each calendar quarter or portion thereof commencing on the date hereof and ending on the Revolving Credit Maturity Date. The facility unused fee shall be calculated for each day based on the ratio (expressed as a percentage) of (a) the average daily amount of the outstanding principal amount of the Revolving Credit Loans (other than Revolving Credit Loans made by a Defaulting Lender), Letter of Credit Liabilities and Swing Loans during such quarter to (b) the Total Revolving Credit Commitment (other than Revolving Credit Commitments made by a Defaulting Lender), and if such ratio is less than fifty percent (50%), the facility unused fee shall be payable at the rate of 0.30%, and if such ratio is equal to or greater than fifty percent (50%), the facility unused fee shall be payable at the rate of 0.20%. The facility unused fee shall be payable quarterly in arrears on the first (1st) day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, and on any earlier date on which the Revolving Credit Commitments shall be reduced or shall terminate as provided in §2.4, with a final payment on the Revolving Credit Maturity Date.”

(q) By modifying §2.4 of the Credit Agreement by deleting the figure “$37,500,000.00” appearing in the first sentence of such §2.4, and inserting in lieu thereof the figure “$170,000,000.00”.

(r) By modifying §2.10(a) of the Credit Agreement by deleting the figure “$10,000,000.00” appearing in the first sentence of such §2.10(a), and inserting in lieu thereof the figure “$15,000,000.00”.

(s) By modifying §2.11(a) of the Credit Agreement by deleting the figure “$250,000,000.00” appearing in the first sentence of such §2.11(a), and inserting in lieu thereof the figure “$350,000,000.00”.

(t) By modifying §2.12(a) of the Credit Agreement by deleting the first paragraph of such §2.12(a), and inserting in lieu thereof the following:

“(a) Borrower shall have (x) the one-time right and option to extend the Revolving Credit Maturity Date to August     , 2017, and (y) the one-time right and option to extend the Term Loan Maturity Date to August     , 2018, upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of either the Revolving Credit Maturity Date of the Term Loan Maturity Date:”

(u) By modifying §2.12(a)(ii) of the Credit Agreement by deleting the words and figures “twenty-five (25)”, and inserting in lieu thereof the words and figures “twenty (20)”.

(v) By deleting in its entirety §4.2 of the Credit Agreement, and inserting in lieu thereof the following:

“§4.2 Fees. The Borrower agrees to pay to KeyBank, Agent and Arranger for their own account certain fees for services rendered or to be rendered in connection with the Loans as provided pursuant to that certain First Amended and Restated Agreement Regarding Fees dated as of August 9, 2013 between the Borrower and KeyBank (the “Agreement Regarding Fees”). All such fees shall be fully earned when paid and nonrefundable under any circumstances.”

(w) By modifying §4.11 of the Credit Agreement by inserting the word “Margin” after the word “Applicable” in the fourth line thereof.

(x) By modifying §8.3 of the Credit Agreement by deleting the words and figures “fifteen percent (15%)” from the second to last paragraph of §8.3, and inserting in lieu thereof the words and figures “twenty percent (20%)”.

(y) By modifying §8.7(a)(i) of the Credit Agreement by deleting the date “June 30, 2014”, and inserting in lieu thereof the date “December 31, 2014”.

(z) By deleting in its entirety §9.2 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.2 Consolidated Total Indebtedness to Gross Asset Value. The Borrower will not at any time permit the ratio of Consolidated Total Indebtedness to Gross Asset Value (expressed as a percentage) to exceed fifty-five percent (55%).”

(aa) By deleting in its entirety §9.3 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.3 Adjusted Consolidated EBITDA to Consolidated Fixed Charges. The Borrower will not at any time permit the ratio of Adjusted Consolidated EBITDA determined for the most recently ended two (2) calendar quarters annualized to Adjusted Consolidated Fixed Charges for the most recently ended two (2) calendar quarters annualized, to be less than 1.75 to 1.00.”

(bb) By deleting in its entirety §9.4 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.4 Minimum Consolidated Tangible Net Worth. The Borrower will not at any time permit Consolidated Tangible Net Worth to be less than the sum of (i) $225,000,000.00, plus (ii) seventy-five percent (75%) of the sum of any additional Net Offering Proceeds after the date of this Agreement.”

(cc) By deleting in its entirety §9.5 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.5 Liquidity. The Borrower will not at any time permit its Liquidity to be less than $7,500,000.00.”

(dd) By deleting in its entirety §9.6 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.6 Equity Raise. Beginning with the calendar quarter ending December 31, 2012, and continuing until the quarter ending December 31, 2013 or such time as the Borrower’s equity raise period ends, Borrower shall raise not less than $50,000,000.00 of Net Offering Proceeds from sales of Equity Interests in REIT by the end of each calendar quarter thereafter; provided, however, in the event that after December 31, 2013 the Borrower extends the equity raise period for less than a full calendar quarter, then the requirement to raise not less than $50,000,000 of Net Offering Proceeds from sales of Equity Interests in REIT shall be reduced pro rata based on the actual number of calendar days during the extended equity raise period.

(ee) By deleting in its entirety §9.7 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.7 Remaining Lease Term. At all times the Mortgaged Properties in the Borrowing Base must maintain on a collective basis a minimum weighted average remaining initial lease term of Data Center Leases or Medical Property Leases of not less than seven (7) years remaining (for each multi-tenant Mortgaged Property in the Borrowing Base, a weighted average lease term taking into account all Leases within such Mortgaged Property shall be used for the calculation required by this §9.7).”

(ff) By deleting in its entirety §9.11 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.11 Minimum Property Requirement. The Borrowing Base shall consist of not less than ten (10) Mortgaged Properties with an aggregate Appraised Value of not less than $150,000,000.00.”

(gg) By deleting the addresses for notices to the Agent or KeyBank in §19 of the Credit Agreement, and inserting in lieu thereof the following:

“If to the Agent or KeyBank:

KeyBank National Association

4910 Tiedeman Road, 3rd Floor

Brooklyn, Ohio 44144

Attn: Real Estate Capital Services

With a copy to:

KeyBank National Association

1200 Abernathy Road, N.E., Suite 1550

Atlanta, Georgia 30328

Attn: Mr. Daniel Stegemoeller

Telecopy No.: (770) 527-4198

and

McKenna Long & Aldridge LLP

303 Peachtree Street, N.E.

Suite 5300

Atlanta, Georgia 30308

Attn: Mr. William F. Timmons, Esq.

Telecopy No.: (404) 527-4198”

(hh) By deleting in its entirety Schedule 1.1 of the Credit Agreement, and inserting in lieu thereof Schedule 1.1 attached to this Amendment.

3. Modification to Guaranty. Guarantors and Agent do hereby modify and amend the Unconditional Guaranty of Payment and Performance as follows:

(a) By deleting in its entirety paragraph (a) on page 1 of the Guaranty, appearing on page 1 thereof, and inserting in lieu thereof the following:

“(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) the Revolving Credit Notes made by Borrower to the order of the Lenders in the aggregate principal face amount of up to One Hundred Seventy Million and No/100 Dollars ($170,000,000.00), (ii) the Term Loan Notes made by Borrower to the order of the Lenders in the aggregate principal face amount of up to Fifty-Five Million and No/100 Dollars ($55,000,000.00), and (iii) the Swing Loan Note, made by the Borrower to the order of KeyBank in the principal face amount of Ten Million and No/100 Dollars ($10,000,000.00), together with interest as provided in the Revolving Credit Notes, the Term Loan Notes and the Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and”

(b) By deleting in its entirety paragraph (b) on page 1 of the Guaranty, appearing on page 1 thereof, and inserting in lieu thereof the following:

“(b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain First Amended and Restated Credit Agreement dated November 19, 2012, as amended by that certain First Amendment to First Amended and Restated Credit Agreement and Amendment to Unconditional Guaranty of Payment and Performance dated as of March 15, 2013 and that certain Second Amendment to First Amended and Restated Credit Agreement dated as of June 11, 2013 and that certain Third Amendment to First Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated as of August 9, 2013 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”) among Borrower, KeyBank, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Revolving Credit Notes, the Term Loan Notes, the Swing Loan Note, and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the “Note”); and”

(c) By modifying paragraph (g) of the Guaranty, appearing on page 2 thereof, by deleting the figure “$250,000,000.00”, and inserting in lieu thereof the figure “$350,000,000.00”.

4. Modification to Other Loan Documents. Guarantors and Agent do hereby modify and amend the other Loan Documents (including, without limitation, the Cash Collateral Agreement, Indemnity Agreement and the Hedge Assignment) such that any and all references in such Loan Documents to the term “Loan” shall be deemed to be a revolving and term loan in the aggregate amount of up to $225,000,000.00, which revolving credit and term loan facility may be increased to up to $350,000,000.00 pursuant to Section 2.11 of the Credit Agreement, evidenced by among other things, those certain Revolving Credit Notes made by Borrower to the order of Lenders in the aggregate principal face amount of $170,000,000.00, (ii) those certain Term Loan Notes made by Borrower to the order of Lenders in the aggregate principal face amount of $55,000,000.00 and (iii) that certain Swing Loan Note made by Borrower to the order of KeyBank in the principal face amount of $10,000,000.00.

5. References to Amended Documents. All references in the Loan Documents to the Credit Agreement, the Guaranty or any other Loan Document amended in connection with this Amendment shall be deemed a reference to the Credit Agreement, the Guaranty and such other Loan Documents as modified and amended herein.

6. Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement, Guaranty and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including, without limitation, the Guaranty and Indemnity Agreement), as modified and amended herein or in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty and Indemnity Agreement extend to and apply to the foregoing documents as modified and amended.

7. Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

8. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

9. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

10. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and any other Loan Documents amended in connection herewith remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty and Indemnity Agreement. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

11. Increase of Commitment. The increase of the Total Commitment pursuant to this Amendment shall not constitute an increase pursuant to §2.11 of the Credit Agreement.

12. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

13. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

14. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc.,
a Maryland corporation, its general partner

	By:	/s/ John E. Carter
	Name:	John E. Carter
	Title:	Chief Executive Officer

(CORPORATE SEAL)

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GUARANTORS:

CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation

By:	/s/ John E. Carter
Name:	John E. Carter
Title:	Chief Executive Officer

(CORPORATE SEAL)

HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

DC-19675 W. TEN MILE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

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DC-1221 COIT ROAD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer
(CORPORATE SEAL)

DC-5000 BOWEN ROAD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer
(CORPORATE SEAL)

HC-8451 PEARL STREET, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer
(CORPORATE SEAL)

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HC-17322 RED OAK DRIVE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its General Partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

			By:	/s/ John E. Carter
			Name:	John E. Carter
			Title:	Chief Executive Officer

(CORPORATE SEAL)

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HC-1940 TOWN PARK BOULEVARD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

DC-5150 MCCRIMMON PARKWAY, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

DC-15 SHATTUCK ROAD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

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HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

			By:	/s/ John E. Carter
			Name:	John E. Carter
			Title:	Chief Executive Officer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

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HC-2257 KARISA DRIVE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

DC-2 CHRISTIE HEIGHTS, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

HC-3873 N. PARKVIEW DRIVE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland Corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

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AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ J. D. Gilbreath
Name:	J. D. Gilbreath
Title:	Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Todd Gordon
Name:	Todd Gordon
Title:	Authorized Signatory

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BANK OF AMERICA, N.A., individually and as Syndication Agent

By:	/s/ Bruce R. Curlson
Name:	Bruce R. Curlson
Title:	Senior Vice President

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TEXAS CAPITAL BANK

By:	/s/ Robert N. Delph
Name:	Robert N. Delph
Title:	Executive Vice President

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CADENCE BANK, N.A.

By:	/s/ Drew Healy
Name:	Drew Healy
Title:	Senior Vice President

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SUNTRUST BANK

By:	/s/ Nancy B. Richards
Name:	Nancy B. Richards
Title:	Senior Vice President

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SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

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EASTERN BANK

By:	/s/ Jared H. Ward
Name:	Jared H. Ward
Title:	Senior Vice President

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SCHEDULE 1.1

LENDERS AND COMMITMENTS

REVOLVING CREDIT COMMITMENT

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$30,250,000.00	17.794117647%

LIBOR Lending Office Same as Above

Capital One, National Association 4445 Willard Ave, 6th Floor Chevy Chase, Maryland 20815 Attn: Nathan Brenneman Telecopy Number: 301-280-0299 Telephone Number: 301-280-0215	$26,450,000.00	15.558823529%

LIBOR Lending Office Same as Above

Bank of America, N.A. One Bank of America Plaza 421 Fayetteville Street, Suite 1706 Raleigh, North Carolina 27601 Attn: Patricia H. Gardenhire Telephone: 919-829-6683 Facsimile: 919-829-6713	$26,450,000.00	15.558823529%

LIBOR Lending Office Same as Above

Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$22,650,000.00	13.323529412%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 1

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile:	$18,900,000.00	11.117647059%

LIBOR Lending Office Same as Above

SunTrust Bank 8330 Boone Boulevard, Suite 800 Vienna, Virginia 22812 Attn: Nancy B. Richards Telephone: 703-442-1557 Facsimile: 703-442-1570	$18,900,000.00	11.117647059%

LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$18,900,000.00	11.117647059%

LIBOR Lending Office Same as Above

Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$7,500,000.00	4.411764706%

LIBOR Lending Office Same as Above

TOTAL	$170,000,000.00	100%

Schedule 1.1 – Page 2

TERM LOAN COMMITMENT

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$9,750,000.00	17.727272727%

LIBOR Lending Office Same as Above

Capital One, National Association 4445 Willard Ave, 6th Floor Chevy Chase, Maryland 20815 Attn: Nathan Brenneman Telecopy Number: 301-280-0299 Telephone Number: 301-280-0215	$8,550,000.00	15.545454546%

LIBOR Lending Office Same as Above

Bank of America, N.A. One Bank of America Plaza 421 Fayetteville Street, Suite 1706 Raleigh, North Carolina 27601 Attn: Patricia H. Gardenhire Telephone: 919-829-6683 Facsimile: 919-829-6713	$8,550,000.00	15.545454546%

LIBOR Lending Office Same as Above

Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$7,350,000.00	13.363636364%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 3

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
Cadence Bank 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile:	$6,100,000.00	11.090909091%

LIBOR Lending Office Same as Above

SunTrust Bank 8330 Boone Boulevard, Suite 800 Vienna, Virginia 22812 Attn: Nancy B. Richards Telephone: 703-442-1557 Facsimile: 703-442-1570	$6,100,000.00	11.090909091%

LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$6,100,000.00	11.090909091%

LIBOR Lending Office Same as Above

Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$2,500,000.00	4.545454545%

LIBOR Lending Office Same as Above

TOTAL	$55,000,000.00	100%

Schedule 1.1 – Page 4

TOTAL COMMITMENTS

Name and Address	Total Commitment	Total Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$40,000,000.00	17.777777778%

LIBOR Lending Office Same as Above

Capital One, National Association 4445 Willard Ave, 6th Floor Chevy Chase, Maryland 20815 Attn: Nathan Brenneman Telecopy Number: 301-280-0299 Telephone Number: 301-280-0215	$35,000,000.00	15.555555556%

LIBOR Lending Office Same as Above

Bank of America, N.A. One Bank of America Plaza 421 Fayetteville Street, Suite 1706 Raleigh, North Carolina 27601 Attn: Patricia H. Gardenhire Telephone: 919-829-6683 Facsimile: 919-829-6713	$35,000,000.00	15.555555556%

LIBOR Lending Office Same as Above

Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Rob Delph Telephone: 214-932-6607 Facsimile: 214-932-6864	$30,000,000.00	13.333333333%

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 5

Name and Address	Total Commitment	Total Commitment Percentage
Cadence Bank 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile:	$25,000,000.00	11.111111111%

LIBOR Lending Office Same as Above

SunTrust Bank 8330 Boone Boulevard, Suite 800 Vienna, Virginia 22812 Attn: Nancy B. Richards Telephone: 703-442-1557 Facsimile: 703-442-1570	$25,000,000.00	11.111111111%

LIBOR Lending Office Same as Above

Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$25,000,000.00	11.111111111%

LIBOR Lending Office Same as Above

Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$10,000,000.00	4.444444444%

LIBOR Lending Office Same as Above

TOTAL	$225,000,000.00	100%

Schedule 1.1 – Page 6